MICHAEL FOUNDATION LIMITED

Mr. David B. Howe                                                 March 10, 1999
Pinecrest Investment Group, Inc.
1211 Tech Blvd., Suite 101
Tampa, FL  33601

         Re:      Letter of Agreement
                  Line of Credit

Dear Mr. Howe:

Pursuant to our conversation, Michael Foundation, Limited ("MFL") hereby offers to Pinecrest Investment Group, Inc. ("Pinecrest") a line of credit on the following terms:

     1. The total amount of the line of credit from MFL to Pinecrest is $900,000 to be paid in draws agreed upon between MFL and Pinecrest.

     2. Upon notification to Pinecrest, MFL may elect to convert any or all amounts advanced under the line of credit into restricted common stock of Pinecrest at a price of $6.00 per share.

Upon your acceptance of the terms of this proposal, the first draw against the line of credit will become available.

If you have any further questions, please contact me as soon as possible.

Sincerely,

/s/  S. Shaw

Simon Shaw
General Manager


AGREED TO AND ACCEPTED BY:

Pinecrest Investment Group, Inc.

By:  /s/  David B. Howe                                    Date:      03/12/99
     ---------------------------                        ----------------------
     David B. Howe, President


         First Nevisian Corporate Services             Henville Building
         Prince Charles St.     Charleston             Nevis, West Indies

                           MICHAEL FOUNDATION LIMITED

Mr. David B. Howe                                               December 6, 1999
Pinecrest Investment Group, Inc.
1211 Tech Blvd., Suite 101
Tampa, FL  33601

         Re:      Modification to Line of Credit

Dear Mr. Howe:

Pursuant to our conversation, we desire to modify our line of credit arrangement with Pinecrest as follows:

     1. The line of credit for $900,000 will become a purchase of 150,000 shares of restricted common stock of Pinecrest at a price of $6.00 per share.

     2. Michael Foundation agrees to pay the difference between the amount already advanced to Pinecrest under the original line of credit arrangement and the purchase for the 150,000 shares, as soon as possible, but no later than January 31, 2000.

     3. Pinecrest agrees to issue 150,000 shares of restricted common stock to Michael Foundation prior to December 31, 1999 and agrees to hold such shares in an agreed upon attorney's escrow account until the shares are paid in full.

Please indicate your acceptance of these terms by signing below and returning a copy to me.

Sincerely,

/s/Simon Shaw

Simon Shaw
General Manager

AGREED TO AND ACCEPTED BY:
Pinecrest Investment Group, Inc.

By:  /s/David B. Howe                                         Date:  12/13/99
     ------------------------                                 ---------------
     David B. Howe, President


         First Nevisian Corporate Services             Henville Building
         Prince Charles St.     Charleston             Nevis, West Indies

                           MICHAEL FOUNDATION LIMITED

Mr. David B. Howe                                                 April 10, 2000
Pinecrest Investment Group, Inc.
1211 Tech Blvd., Suite 101
Tampa, FL  33601

         Re:      Letter of Agreement
                  Line of Credit

Dear Mr. Howe:

Pursuant to our conversation, Michael Foundation, Limited ("MFL") hereby offers to Pinecrest Investment Group, Inc. ("Pinecrest") a line of credit on the following terms:

     3. The total amount of the line of credit from MFL to Pinecrest is $1,500,000 to be paid in draws agreed upon between MFL and Pinecrest.

     4. Upon notification to Pinecrest, MFL may elect to convert any or all amounts advanced under the line of credit into restricted common stock of Pinecrest at a price of $6.00 per share.

Upon your acceptance of the terms of this proposal, the first draw against the line of credit will become available. This credit arrangement shall terminate on December 31, 2000.

If you have any further questions, please contact me as soon as possible.

Sincerely,

/s/S. Shaw

Simon Shaw
General Manager


AGREED TO AND ACCEPTED BY:
Pinecrest Investment Group, Inc.

By:  /s/David B. Howe                                       Date:    04/13/00
     ---------------------------                            -----------------
     David B. Howe, President

           Parque Empresarial Forum       Edificio B       1.Piso
      Corretera Prospero Fernandez        Santa Ana        Costa Rica
           Tel  011 506 204 7080         Fax 011 506 204 7090

                           MICHAEL FOUNDATION LIMITED


Mr. David B. Howe                                                  June 25, 2000
Pinecrest Investment Group, Inc.
1211 Tech Blvd., Suite 101
Tampa, FL

         Re :     Conversion of line of credit

Mr. Howe:

Pursuant to that certain Line of Credit (LOC) arrangement that we entered into on April 10, 2000, it is our desire to convert the principal sum advanced of $735,766.41, and the $8,991.88 of interest accumulated at 12% into 124,127 shares of restricted common stock of Pinecrest. We request that all shares be issued immediately.

If you have any further questions, please contact me as soon as possible.

Sincerely,

/s/S. Shaw

Simon Shaw
General Manager


Acknowledged & agreed to :

Pinecrest Investment Group, Inc.


By :  /s/David B. Howe                                    Date :   06/27/00
      --------------------------                          -----------------
      David B. Howe, President



           Parque Empresarial Forum       Edificio B       1.Piso
      Corretera Prospero Fernandez        Santa Ana        Costa Rica
           Tel  011 506 204 7080         Fax 011 506 204 7090